UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2021

ASIAFIN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-251413	37-1950147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 30.02, 30th Floor, Menara KH (Promet),

Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia

(Address of principal executive offices (zip code))

+ 603 21487170

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Stock	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	N/A	The OTC Market- Pink Sheets

ITEM 8.01 OTHER EVENTS

On August 3, 2021, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated March 19, 2021, that had been declared effective by the Securities and Exchange Commission on March 31, 2021. The Offering resulting in 837,300 shares of common stock being sold at $1.00 per share for a total of $837,300.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF ASIAFIN HOLDINGS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAFIN HOLDINGS CORP.

Date: August 3, 2021	By:	/s/ WONG KAI CHEONG
WONG KAI CHEONG
Chief Executive Officer
(President, Secretary, Treasurer, Director)

Date: August 3, 2021	By:	/s/ SEAH KOK WAH
SEAH KOK WAH
Director

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF ASIAFIN HOLDINGS CORP. IN LIEU OF AN ORGANIZATIONAL MEETING